Schedule of Other Non-Current Assets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013		Dec. 31, 2012
Other Assets Noncurrent [Line Items]
PV project assets to be sold beyond one year	$ 34,664		$ 0
Tax recoverable	28,919	[1]	0	[1]
Long-term receivables	26,017	[2]	205	[2]
Available-for-sale equity security	0		5,775
Others	12,838		28,508
Total	$ 102,438		$ 34,488

[1]	Tax recoverable Tax recoverable of US$ nil and US$ 28,919, which is expected to be utilized twelve months after December 31, 2012 and 2013, respectively, is classified as other non-current assets in the consolidated balance sheets.
[2]	Long-term receivables Accounts receivable, which is expected to be collected twelve months after December 31, 2012 and 2013, respectively, is classified as other non-current assets in the consolidated balance sheets.